Deutsche
Asset Management
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Summary Prospectus | May 1, 2016



Deutsche Government Money Market VIP

(formerly Deutsche Money Market VIP)





 CLASS     A

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at deutschefunds.com/vipros. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 728-3337 or by contacting your insurance company. The prospectus and Statement of Additional Information, both dated May 1, 2016, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks maximum current income to the extent consistent with stability of principal.



FEES AND EXPENSES OF THE FUND


This table describes the fees and expenses you may pay if you buy and hold shares of the fund. This information does not reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will increase expenses.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee1                           0.24
-------------------------------------     ----
Distribution/service (12b-1) fees        None
-------------------------------------    -----
Other expenses                            0.20
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.44
-------------------------------------    -----

(1 )The "Management fee" has been restated to reflect the fund's new investment management agreement adopted by the fund's Board.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. This example does not reflect any fees or sales charges imposed by a variable contract for which the fund is an investment option. If they were included, your costs would be higher.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
        $45       $141       $246       $555
---     ---       ----       ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund operates as a "government money market fund," as such term is defined under federal regulations. The fund invests at least 99.5% of its total assets at the time of investment in cash, US government securities, and/or repurchase agreements that are collateralized by these instruments.


The fund follows policies designed to maintain a stable $1.00 share price.


The fund primarily invests in the following types of investments:

o US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US government, its agencies or instrumentalities.

o Repurchase agreements backed by these instruments. In a repurchase agreement, the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates).


Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in US government securities and/or repurchase agreements that are collateralized by US government securities.


MANAGEMENT PROCESS. Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.


MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Advisor has no legal obligation to provide financial support to the fund, and you should not expect that the Advisor will provide financial support to the fund at any time.


INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


If there is an insufficient supply of US government securities to meet investor demand, it could result in lower yields on such securities and increase interest rate risk for the fund.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


MARKET RISK. The market value of the securities in which the fund invests may be impacted by the prospects of individual issuers, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.


Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest on these securities, the US government might provide financial support, but has no obligation to do so.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.


LIQUIDITY AND TRANSACTION RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or guarantors or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. If dealer capacity in debt instruments is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the debt markets. Additionally, market participants other than the fund may attempt to sell debt holdings at the same time as the fund, which could cause downward pricing pressure and contribute to illiquidity. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected



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                                            Deutsche Government Money Market VIP


                                                  SUMMARY PROSPECTUS May 1, 2016
behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.

OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-day yield, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures, go to deutschefunds.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus. This information doesn't reflect fees associated with the separate account that invests in the fund or any variable life insurance policy or variable annuity contract for which the fund is an investment option. These fees will reduce returns.


Prior to May 2, 2016, the fund operated with a different investment strategy. Performance may have been different if the fund's current investment strategy had been in effect.


CALENDAR YEAR TOTAL RETURNS (%) (CLASS A)


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]






  2006      2007      2008      2009      2010      2011      2012      2013      2014      2015
  4.65      5.00      2.64      0.34      0.01      0.01      0.01      0.01      0.01      0.01




                   RETURNS   PERIOD ENDING
 BEST QUARTER     1.26%      September 30, 2007
 WORST QUARTER    0.00%      March 31, 2014

 YEAR-TO-DATE     0.01%      March 31, 2016


AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2015 expressed as a %)


                 CLASS          1          5         10
             INCEPTION       YEAR      YEARS      YEARS
           -----------  ---------  ---------  ---------
CLASS A     4/6/1982        0.01       0.01       1.25
---------   --------        ----       ----       ----

Total returns would have been lower if operating expenses had not been reduced.


7-day yield as of December 31, 2015: 0.01%


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


THE FUND IS INTENDED FOR USE IN A VARIABLE INSURANCE PRODUCT. You should contact the sponsoring insurance company for information on how to purchase and sell shares of the fund.



TAX INFORMATION


The fund normally distributes its net investment income and realized capital gains, if any, to its shareholders, the separate accounts of participating insurance companies. These distributions may not be taxable to the holders of variable annuity contracts and variable life insurance policies. For information concerning the federal income tax consequences for the holders of such contracts or policies, holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.



PAYMENTS TO FINANCIAL INTERMEDIARIES


If you purchase the fund through selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries, the fund, the Advisor, and/or the Advisor's affiliates, may pay the financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your insurance company's Web site for more information.


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                                            Deutsche Government Money Market VIP
                                        SUMMARY PROSPECTUS May 1, 2016 2A-MM-SUM